SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

In October 2012, the Company sold an aggregate of 2,300,000 shares of Amicor’s common stock under a private transaction and generated net proceeds of $345,000 or $0.15 per share (see Note 4).

In October 2012, the Company issued warrants to purchase an aggregate of 124,560 shares of the Company’s common stock at an exercise price of $0.60 per share to the designees of a placement agent in consideration for services rendered in connection with private placements that occurred between October 2011 and February 2012. The warrants expire on February 21, 2014.

In October 2012, the Company entered into an Assignment of Rights and Assumption of Obligation Agreement with Barry Honig whereby the Company assigned and transferred the rights arising under the Separation Agreement and General Release executed on March 28, 2011 and Agreement for Payment of Future Proceeds executed in April 2011 (collectively the “Agreement”). The Agreement is in connection with debts and obligations owed by Gregory Cohen, the former President of the Company. In consideration for the assumption by Mr. Honig of all obligations owned by the Company under the Agreement, Mr. Honig shall reduce the outstanding principal note due to him by $33,500. The remaining outstanding principal note due to Mr. Honig amounted to $486,250 after such Assignment of Rights and Assumption of Obligation Agreement.

In November 2012, the Company collected $300,000 of the note receivable from Valor Gold. The remaining outstanding principal balance of the note receivable amounted to $200,000 after the receipt of payment.